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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Registration Statement Nos. 2-81631, 33-17575 and 33-43043 on Form S-8 of our report dated February 19, 1997, included in this Annual Report on Form 10-K of Diagnostic Products Corporation for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP


Los Angeles, California
March 24, 1997